EXHIBIT 99.1

News Release

Contacts:	Joelle Fitzgerald Director Investor Relations Oracle Corporation (650) 506-4073	Jim Finn Vice President Corporate Communications Oracle Corporation (650) 506-1691

ORACLE REPORTS FISCAL Q2 EARNINGS PER SHARE OF $0.12

Applications New License Sales Up 27%; Database New License Sales Up 11%

Redwood Shores, Calif., December 15, 2003 [http://www.oracle.com/tellmemore/?2635188]

Today, Oracle Corporation announced that second quarter revenues were up 8% to $2.5 billion while net income grew 15% to $617 million as compared to the second quarter last year.

Earnings per share were $0.12 compared with $0.10 last year. New software license sales were up 13% to $849 million, while software license updates and product support revenues were up 17% to $1,114 million. Second quarter operating margin was 37%, a 300 basis point improvement over last year. Operating cash flow in the first half of the fiscal year was $1.6 billion.

“We are extremely pleased with the strong performance we saw this quarter. Solid execution in the field, a strengthening competitive position, and an improving economy contributed to results that were above expectations. The growth was also balanced. All major software product categories and geographic regions posted growth.” said Oracle CFO Jeff Henley.

“Our applications growth of 27% exceeded the growth rates of many of our competitors, including SAP, PeopleSoft, Lawson, and Siebel, in their most recently reported quarters. For example, new license sales at the combined PeopleSoft and JD Edwards company declined 18% as compared to their results when they were operating as separate companies,” said Oracle CEO Larry Ellison. “But the very fastest growing part of our applications business is outsourcing, which increased 82% in the quarter.”

“Our database technology business depends on our ability to innovate. In the next few weeks we will complete delivery of Oracle 10g, the first database and application server designed to run on a Grid of low cost computers. Grid technology improves performance and reliability while dramatically lowering the cost of computing infrastructure. That’s the kind of innovation that customers find compelling.”

Oracle is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please call Investor Relations at (650) 506-4073 or visit Oracle on the web at www.oracle.com/investor.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Information in this release relating to Oracle’s future prospects which are “forward-looking statements” are subject to certain risks and uncertainties that could cause actual results to differ materially, including, but not necessarily limited to, the following: (1) Economic, political and market conditions could adversely affect purchasing decisions for computer software and services throughout the world. Although there are signs of an improving economic environment in the US, it is too early to determine whether an economic recovery will be broad, substantial and sustained, and whether any such recovery would translate into higher levels of IT spending. The war on terrorism and the potential for other hostilities in various parts of the world continues to contribute to a climate of uncertainty that could adversely affect revenues. Delays in closing of sales, reductions in size of individual sales without an offsetting increase in volume, or delays in product delivery can cause quarterly revenues and income to fall significantly short of anticipated levels. (2) Management’s ability to forecast revenues and control expenses, especially on a quarterly basis, continues to be a challenge. An unexpected decline in revenues without a corresponding and timely slowdown in expense growth could have a material adverse effect on results of operations. (3) Oracle continues to introduce new or enhanced versions of its products and services, such as Oracle Database 10g, Oracle Application Server 10g, Oracle E-Business Suite, Oracle Collaboration Suite and Outsourcing. The market acceptance and contribution to Oracle’s revenues of these new versions or products and services cannot be assured. (4) Oracle periodically has made changes to its pricing model and sales organization, which could lead to a decline or delay in sales as its sales force and customers adjust to the new pricing policies and organizational changes. Intense competition in the various markets in which Oracle competes may also put pressure on Oracle to reduce prices on certain products. (5) The market for Oracle’s products is intensely competitive and is characterized by rapid technological advances and frequent new product introductions. There can be no assurances that Oracle will continue to introduce new products and new versions of existing products that keep pace with technological developments, satisfy increasingly sophisticated customer requirements and achieve market acceptance. Oracle undertakes no obligation to update information contained in this release. For further information regarding risks and uncertainties associated with Oracle’s business, please refer to the “Risk Factors” section of Oracle Corporation’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or Oracle’s Investor Relations website at http://www.oracle.com/investor.

ORACLE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended November 30,		Six Months Ended November 30,
	2003	2002	2003	2002
REVENUES
New software licenses and other	$855	$765	$1,380	$1,328
Software license updates and product support	1,114	954	2,148	1,859
Services	529	590	1,042	1,149

Total Revenues	2,498	2,309	4,570	4,336

OPERATING EXPENSES
Sales and marketing	525	512	989	984
Software license updates and product support	143	117	264	234
Cost of services	455	482	897	953
Research and development	323	295	621	581
General and administrative (1)	137	109	268	211

Total Operating Expenses	1,583	1,515	3,039	2,963

OPERATING INCOME	915	794	1,531	1,373

Net investment gains (losses) related to equity securities (2)	(4)	(22)	32	(102)
Other income, net (3)	5	28	17	51

INCOME BEFORE TAXES	916	800	1,580	1,322

Provision for income taxes	299	265	523	444

NET INCOME	$617	$535	$1,057	$878

EARNINGS PER SHARE
Basic	$0.12	$0.10	$0.20	$0.16
Diluted	$0.12	$0.10	$0.20	$0.16

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,226	5,309	5,228	5,354
Diluted	5,337	5,420	5,342	5,468

(1)	General and administrative expenses for the three and six months ended November 30, 2003 include $13.8 million and $28.4 million of professional fees associated with our tender offer for PeopleSoft, Inc.

(2)	Net investment gains (losses) related to equity securities for the three and six months ended November 30, 2002 include $15.0 million and $87.1 million of impairment charges related to Oracle’s investment in Liberate Technologies. In June 2003, we sold all of our common shares in Liberate Technologies to a third-party for approximately $83.5 million and recognized a $35.4 million gain on the sale.

(3)	Other income, net for the six months ended November 30, 2003 includes $5.0 million relating to a commitment fee for a revolving credit facility associated with our tender offer for PeopleSoft, Inc.

ORACLE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Percentage of Revenues		Percentage of Revenues		Percentage Change	Percentage Change
	Three Months Ended November 30,		Six Months Ended November 30,		Three Months FY04 vs. Three Months FY03	Six Months FY04 vs. Six Months FY03
	2003	2002	2003	2002
REVENUES
New software licenses and other	34%	33%	30%	31%	12%	4%
Software license updates and product support	45%	41%	47%	43%	17%	16%
Services	21%	26%	23%	26%	(10%)	(9%)

Total Revenues	100%	100%	100%	100%	8%	5%

OPERATING EXPENSES
Sales and marketing	21%	22%	22%	24%	3%	1%
Software license updates and product support	6%	5%	6%	5%	22%	13%
Cost of services	18%	21%	19%	22%	(6%)	(6%)
Research and development	13%	13%	14%	13%	9%	7%
General and administrative	5%	5%	6%	5%	26%	27%

Total Operating Expenses	63%	66%	67%	69%	4%	3%

OPERATING INCOME	37%	34%	33%	31%	15%	12%

Net investment gains (losses) related to equity securities	0%	(1%)	1%	(2%)	*	*
Other income, net	0%	1%	0%	1%	*	*

INCOME BEFORE TAXES	37%	34%	34%	30%	15%	20%

Provision for income taxes	12%	11%	11%	10%	13%	18%

NET INCOME	25%	23%	23%	20%	15%	20%

*	not meaningful

ORACLE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	November 30, 2003	May 31, 2003
ASSETS
Current Assets
Cash and cash equivalents	$4,173	$4,737
Short-term investments	3,901	1,782
Trade receivables, net	1,547	1,920
Deferred tax assets	361	381
Other current assets	325	407

Total Current Assets	10,307	9,227

Investments in debt securities	—	233
Property, net	1,073	1,062
Deferred tax assets	162	197
Intangible and other assets	235	345

TOTAL ASSETS	$11,777	$11,064

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Current portion of long-term debt	$152	$153
Accounts payable	212	228
Income taxes payable	958	891
Other current liabilities	1,327	1,477
Deferred revenues	1,349	1,409

Total Current Liabilities	3,998	4,158

Long-term debt	169	175
Deferred tax liabilities	151	186
Other long-term liabilities	260	225
Stockholders’ equity	7,199	6,320

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$11,777	$11,064

ORACLE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Six Months Ended November 30,
	2003	2002
Cash Flows From Operating Activities:
Net income	$1,057	$878
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	100	122
Amortization of intangible assets	21	44
Net investment (gains) losses related to equity securities	(32)	102
Deferred income taxes	20	(35)
Changes in assets and liabilities:
Decrease in trade receivables	389	528
Decrease in other assets	93	86
Decrease in accounts payable and other current liabilities	(139)	(95)
Increase (decrease) in income taxes payable	135	(140)
Decrease in deferred revenues	(54)	(13)
Increase (decrease) in other long-term liabilities	10	(8)

Net cash provided by operating activities	1,600	1,469

Cash Flows From Investing Activities:
Purchases of investments	(5,252)	(2,299)
Proceeds from maturities and sale of investments	3,397	2,574
Capital expenditures	(103)	(75)
Increase in other assets	(21)	(68)

Net cash provided by (used for) investing activities	(1,979)	132

Cash Flows From Financing Activities:
Payments for repurchase of common stock	(399)	(1,707)
Proceeds from issuance of common stock	176	147
Settlement of forward contract	—	(166)

Net cash used for financing activities	(223)	(1,726)

Effect of exchange rate changes on cash and cash equivalents	38	43

Net decrease in cash and cash equivalents	(564)	(82)
Cash and cash equivalents at beginning of period	4,737	3,095

Cash and cash equivalents at end of period	$4,173	$3,013

ORACLE CORPORATION

Q2 FISCAL 2004 RESULTS

SUPPLEMENTAL ANALYSIS OF OPERATIONS, GEOGRAPHIC REVENUES AND HEADCOUNT (1)

(in millions, except per share & headcount data)

	Fiscal 2003					Fiscal 2004
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL
OPERATIONS
REVENUES
New software licenses	$549	$752	$743	$1,180	$3,223	$515	$849			$1,363
Software license updates and product support	905	954	1,005	1,065	3,929	1,034	1,114			2,148
Consulting	432	455	430	444	1,761	397	396			792
Advanced product services (2)	64	64	63	67	257	60	65			125
Education	64	71	54	69	258	56	68			125
Other (3)	14	13	12	7	47	10	6			17

Total Revenues	2,028	2,309	2,307	2,832	9,475	2,072	2,498			4,570

OPERATING EXPENSES
Sales and marketing	471	512	521	567	2,072	464	525			989
Software license updates and product support	117	117	120	119	474	121	143			264
Cost of services	472	482	454	461	1,868	442	455			897
Research and development	286	295	301	298	1,180	298	323			621
General and administrative	102	109	115	116	441	131	137			268

Total Operating Expenses	1,448	1,515	1,511	1,561	6,035	1,456	1,583			3,039

OPERATING INCOME	580	794	796	1,271	3,440	616	915			1,531
Net investment gains (losses) related to equity securities	(81)	(22)	(6)	(3)	(111)	36	(4)			32
Other income, net	23	28	39	6	96	12	5			17

INCOME BEFORE TAXES	522	800	829	1,274	3,425	664	916			1,580
Provision for income taxes	179	265	258	416	1,118	224	299			523

NET INCOME	$343	$535	$571	$858	$2,307	$440	$617			$1,057

EARNINGS PER SHARE
Basic	$0.06	$0.10	$0.11	$0.16	$0.44	$0.08	$0.12			$0.20
Diluted	$0.06	$0.10	$0.11	$0.16	$0.43	$0.08	$0.12			$0.20

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,399	5,309	5,259	5,240	5,302	5,230	5,226			5,228
Diluted	5,515	5,420	5,383	5,356	5,418	5,347	5,337			5,342

GEOGRAPHIC REVENUES
REVENUES
Americas	$1,106	$1,157	$1,190	$1,391	$4,844	$1,042	$1,250			$2,292
Europe/Middle East/Africa	627	818	785	1,025	3,254	717	881			1,598
Asia Pacific	295	334	332	416	1,377	313	367			680

Total Revenues	$2,028	$2,309	$2,307	$2,832	$9,475	$2,072	$2,498			$4,570

HEADCOUNT
GEOGRAPHIC AREA
Domestic	18,893	18,420	18,129	17,968		17,437	17,056
International	22,603	22,225	22,260	22,682		22,887	23,559

Total Company	41,496	40,645	40,389	40,650		40,324	40,615

(1)	The sum of the quarterly financial information may vary from the year-to-date financial information due to rounding.

(2)	Advanced product services are comprised of advanced product support services and outsourcing services. Advanced product support services are earned by providing services to customers that include remote database administration, performance monitoring and tuning, and annual on-site technical services. Outsourcing services include multi-featured software management and maintenance services for our database technology and applications software.

(3)	Includes systems integration, documentation and miscellaneous other revenues.

ORACLE CORPORATION

Q2 FISCAL 2004 RESULTS

ESTIMATED TOTAL PRODUCT REVENUE ANALYSIS (1)

(unaudited, $ in millions)

	Fiscal 2003					Fiscal 2004
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
APPLICATIONS BUSINESS
REVENUES (2)
New Software Licenses	$111	$108	$140	$246	$605	$107	$137			$244
Software License Updates and Product Support	190	202	217	233	842	221	238			459
Services and Other	265	280	253	250	1,048	216	212			428

Total Application Related Revenues	$566	$590	$610	$729	$2,495	$544	$587			$1,131

AS REPORTED REVENUE GROWTH RATES
New Software Licenses	(24%)	(34%)	(5%)	0%	(14%)	(4%)	27%			11%
Software License Updates and Product Support	8%	9%	19%	16%	13%	16%	18%			17%
Services and Other	(17%)	(12%)	(14%)	(25%)	(17%)	(18%)	(24%)			(21%)
Total Application Related Revenues	(12%)	(12%)	(3%)	(6%)	(8%)	(4%)	(1%)			(2%)

LOCAL CURRENCY GROWTH RATES
New Software Licenses	(25%)	(35%)	(8%)	(4%)	(17%)	(6%)	18%			6%
Software License Updates and Product Support	6%	8%	14%	11%	10%	13%	12%			12%
Services and Other	(19%)	(15%)	(19%)	(29%)	(21%)	(21%)	(29%)			(25%)
Total Application Related Revenues	(13%)	(14%)	(7%)	(11%)	(11%)	(7%)	(6%)			(7%)

DATABASE TECHNOLOGY BUSINESS
REVENUES (2)
New Software Licenses	$438	$644	$603	$934	$2,618	$408	$712			$1,119
Software License Updates and Product Support	715	752	788	832	3,087	813	876			1,689
Services and Other	309	323	306	337	1,275	307	323			631

Total Technology Related Revenues	$1,462	$1,719	$1,697	$2,103	$6,980	$1,528	$1,911			$3,439

AS REPORTED REVENUE GROWTH RATES
New Software Licenses	(23%)	0%	(4%)	3%	(4%)	(7%)	11%			4%
Software License Updates and Product Support	7%	8%	15%	11%	10%	14%	16%			15%
Services and Other	(21%)	(14%)	(2%)	(1%)	(11%)	(1%)	0%			0%
Total Technology Related Revenues	(10%)	0%	4%	5%	0%	5%	11%			8%

LOCAL CURRENCY GROWTH RATES
New Software Licenses	(24%)	(1%)	(11%)	(4%)	(9%)	(11%)	2%			(3%)
Software License Updates and Product Support	5%	6%	9%	5%	6%	9%	9%			9%
Services and Other	(22%)	(15%)	(8%)	(8%)	(14%)	(4%)	(6%)			(5%)
Total Technology Related Revenues	(12%)	(1%)	(2%)	(2%)	(4%)	0%	4%			2%

TOTAL REVENUES
REVENUES
New Software Licenses	$549	$752	$743	$1,180	$3,223	$515	$849			$1,363
Software License Updates and Product Support	905	954	1,005	1,065	3,929	1,034	1,114			2,148
Consulting	432	455	430	444	1,761	397	396			792
Advanced Product Services	64	64	63	67	257	60	65			125
Education	64	71	54	69	258	56	68			125
Other	14	13	12	7	47	10	6			17

Total Revenues	$2,028	$2,309	$2,307	$2,832	$9,475	$2,072	$2,498			$4,570

AS REPORTED REVENUE GROWTH RATES
New Software Licenses	(23%)	(6%)	(4%)	3%	(6%)	(6%)	13%			5%
Software License Updates and Product Support	7%	8%	16%	12%	11%	14%	17%			16%
Consulting	(18%)	(11%)	(6%)	(9%)	(11%)	(8%)	(13%)			(11%)
Advanced Product Services	(18%)	(23%)	(17%)	(21%)	(20%)	(6%)	2%			(2%)
Education	(28%)	(17%)	(15%)	(13%)	(19%)	(13%)	(4%)			(7%)
Other	(29%)	(16%)	(2%)	(68%)	(34%)	(29%)	(54%)			(39%)
Total Revenues	(10%)	(3%)	2%	2%	(2%)	2%	8%			5%

LOCAL CURRENCY GROWTH RATES
New Software Licenses	(24%)	(8%)	(10%)	(4%)	(11%)	(10%)	5%			(1%)
Software License Updates and Product Support	5%	7%	10%	6%	7%	9%	9%			9%
Consulting	(19%)	(13%)	(11%)	(14%)	(14%)	(11%)	(18%)			(15%)
Advanced Product Services	(19%)	(25%)	(21%)	(26%)	(23%)	(10%)	(4%)			(7%)
Education	(30%)	(19%)	(21%)	(20%)	(22%)	(15%)	(11%)			(13%)
Other	(30%)	(18%)	(7%)	(71%)	(36%)	(33%)	(57%)			(45%)
Total Revenues	(12%)	(5%)	(3%)	(4%)	(6%)	(2%)	1%			0%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	The Company tracks New Software License Revenues by product. Software License Updates and Product Support Revenues, along with the Service Revenues shown here, represent the Company’s estimate of revenues that relate to Database Technology and Application license products.

ORACLE CORPORATION

Q2 FISCAL 2004 RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUES ANALYSIS (1)

(unaudited, $ in millions)

	Fiscal 2003					Fiscal 2004
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
AMERICAS
NEW SOFTWARE LICENSE REVENUES
Database Technology	$191	$257	$247	$381	$1,076	$162	$299			$460
Applications	60	52	86	127	325	41	76			117

Total New Software License Revenues	$251	$309	$333	$508	$1,401	$203	$375			$577

AS REPORTED GROWTH RATES
Database Technology	(14%)	(5%)	(15%)	(10%)	(11%)	(15%)	16%			3%
Applications	(39%)	(50%)	(12%)	(3%)	(24%)	(32%)	46%			4%
Total New Software License Revenues	(22%)	(17%)	(14%)	(8%)	(14%)	(19%)	21%			3%

LOCAL CURRENCY GROWTH RATES
Database Technology	(12%)	0%	(13%)	(9%)	(8%)	(15%)	14%			2%
Applications	(38%)	(49%)	(9%)	(3%)	(23%)	(32%)	46%			4%
Total New Software License Revenues	(20%)	(14%)	(12%)	(7%)	(12%)	(19%)	19%			2%

EUROPE / MIDDLE EAST / AFRICA
NEW SOFTWARE LICENSE REVENUES
Database Technology	$152	$258	$235	$381	$1,025	$143	$263			$406
Applications	30	41	35	82	188	55	48			103

Total New Software License Revenues	$182	$299	$270	$463	$1,213	$198	$311			$509

AS REPORTED GROWTH RATES
Database Technology	(14%)	20%	3%	15%	8%	(6%)	2%			(1%)
Applications	(17%)	7%	(4%)	(4%)	(4%)	83%	17%			45%
Total New Software License Revenues	(14%)	18%	2%	11%	6%	9%	4%			6%

LOCAL CURRENCY GROWTH RATES
Database Technology	(20%)	10%	(13%)	(4%)	(6%)	(15%)	(11%)			(12%)
Applications	(22%)	(2%)	(17%)	(15%)	(14%)	65%	2%			29%
Total New Software License Revenues	(20%)	8%	(14%)	(7%)	(8%)	(2%)	(9%)			(6%)

ASIA PACIFIC
NEW SOFTWARE LICENSE REVENUES
Database Technology	$95	$129	$121	$172	$517	$103	$150			$253
Applications	21	15	19	37	92	11	13			24

Total New Software License Revenues	$116	$144	$140	$209	$609	$114	$163			$277

AS REPORTED GROWTH RATES
Database Technology	(44%)	(17%)	9%	14%	(12%)	8%	16%			13%
Applications	88%	(31%)	36%	26%	20%	(48%)	(13%)			(33%)
Total New Software License Revenues	(35%)	(19%)	12%	16%	(8%)	(2%)	13%			7%

LOCAL CURRENCY GROWTH RATES
Database Technology	(45%)	(17%)	(1%)	8%	(15%)	7%	8%			7%
Applications	80%	(32%)	26%	19%	14%	(48%)	(25%)			(38%)
Total New Software License Revenues	(37%)	(19%)	2%	10%	(12%)	(3%)	4%			1%

TOTAL COMPANY
NEW SOFTWARE LICENSE REVENUES
Database Technology	$438	$644	$603	$934	$2,618	$408	$712			$1,119
Applications	111	108	140	246	605	107	137			244

Total New Software License Revenues	$549	$752	$743	$1,180	$3,223	$515	$849			$1,363

AS REPORTED GROWTH RATES
Database Technology	(23%)	0%	(4%)	3%	(4%)	(7%)	11%			4%
Applications	(24%)	(34%)	(5%)	0%	(14%)	(4%)	27%			11%
Total New Software License Revenues	(23%)	(6%)	(4%)	3%	(6%)	(6%)	13%			5%

LOCAL CURRENCY GROWTH RATES
Database Technology	(24%)	(1%)	(11%)	(4%)	(9%)	(11%)	2%			(3%)
Applications	(25%)	(35%)	(8%)	(4%)	(17%)	(6%)	18%			6%
Total New Software License Revenues	(24%)	(8%)	(10%)	(4%)	(11%)	(10%)	5%			(1%)

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.